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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 10, 2000

                             NETWORK SOLUTIONS, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                   0-22967                  52-1146119

     (State or other             (Commission File          (I.R.S. Employer
Jurisdiction of Incorporation)       Number)             Identification Number)

     505 Huntmar Park Drive, Herndon, Virginia             20170

     (Address of principal executive offices)           (Zip Code)

   Registrant's telephone number, including area code: (703) 742-0400



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ITEM 5. OTHER EVENTS.

         On February 10, 2000, the Company announced its 1999 fourth quarter and annual financial results.

         A copy of the Company's press release, announcing such financial results is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         This report and the Company's press release attached hereto contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, increased competition, including price competition in the domain name registration business, customer acceptance of new products and services offered by the Company in addition to or as enhancements of its registration services, risks associated with the Company's international business, uncertainty of Internet privatization, uncertainty of future revenue and profitability and fluctuations in its quarterly operating results. More information about potential factors that could affect the Company's business and financial results is included in the Company's filings with the Securities and Exchange Commission, especially in the Company's Registration Statement on Form S-3 filed on December 22, 1999, as amended, Annual Report on Form 10-K for the year ended December 31, 1998, and Quarterly Reports on Form 10-Q for the periods ended March 31, 1999, June 30, 1999, and September 30, 1999, which are on file with the Securities and Exchange Commission (http://www.sec.gov).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Text of Press Release dated February 10, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NETWORK SOLUTIONS, INC.



Date:  February 10, 2000                   By: /s/ JONATHAN W. EMERY
                                           -------------------------
                                           Jonathan W. Emery
                                           Senior Vice President, General
                                           Counsel and Secretary



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                             NETWORK SOLUTIONS, INC.

                                INDEX TO EXHIBITS

Exhibit                        Description
-------                        -----------

99.1            Text of Press Release dated February 10, 2000